UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Ceridian HCM Holding Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 28, 2020 for Ceridian HCM Holding Inc.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to the annual meeting and voting instructions, go to www.proxydocs.com/CDAY. To submit your proxy while visiting this site, you will need the 12-digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s Annual Meeting, please make this request on or before April 17, 2020.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/CDAY

Proxy Materials Available to View or Receive:

Annual Report and Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/CDAY	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12-digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Ceridian HCM Holding Inc. Notice of Annual Meeting
	Meeting Type:	Annual Meeting
	Date:	Tuesday, April 28, 2020
	Time:	9:00 AM Central Time
	Place:	200 South Sixth Street, Suite #4000, Minneapolis, Minnesota 55402
The Board of Directors of Ceridian HCM Holding Inc. (“Ceridian”) recommends a vote FOR each of the director nominees listed in proposal 1, ONE YEAR for proposal 2 and FOR proposals 3 and 4.

1.

To elect two Class II directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal;

Nominees:	(01) Deborah A. Farrington
(02) Thomas M. Hagerty

2.	To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of Ceridian’s named executive officers (commonly known as a “Say on Frequency” vote);
3.	To approve, on a non-binding, advisory basis, the compensation of Ceridian’s named executive officers (commonly known as a “Say on Pay” vote); and
4.

To ratify the appointment of KPMG LLP as Ceridian’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Note: To transact any other business that may properly come before the annual meeting or any adjournment thereof.

Vote In-Person Instructions: While we encourage stockholders to vote online by the means indicated above, a stockholder is entitled to vote in person at the Annual Meeting. If you wish to vote your shares at the Annual Meeting, please register with the Inspector of Elections at the desk marked “Stockholder Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a stockholder who has submitted a proxy before the meeting may revoke that proxy in person at the Annual Meeting.